Receipt of Break Fee	12 Months Ended
Dec. 31, 2015
Extraordinary and Unusual Items [Abstract]
Receipt of Break Fee Disclosure

24.       Receipt of break fee

On July 18, 2014, the Boards of AbbVie and Shire announced that they had agreed the terms of a recommended combination of Shire with AbbVie, subject to a number of conditions including approval by shareholders and regulators. On the same date Shire and AbbVie entered into a co-operation agreement in connection with the recommended combination. On October 16, 2014, the Board of AbbVie confirmed that it had withdrawn its recommendation of its offer for Shire as a result of the anticipated impact of a US Treasury Notice on the benefits that AbbVie expected from its offer. As AbbVie's offer was conditional on the approval of its stockholders, and given their Board's decision to change its recommendation and to advise AbbVie's stockholders to vote against the offer, there was no realistic prospect of satisfying this condition.  Accordingly, Shire's Board agreed with AbbVie to terminate the cooperation agreement on October 20, 2014. The Company entered into a termination agreement with AbbVie, pursuant to which AbbVie paid the break fee due under the cooperation agreement of approximately $1,635.4 million.  The Company has obtained advice that the break fee should not be taxable in Ireland. The Company has therefore concluded that no tax liability should arise and has not recognized a tax charge in the income statement in 2014. The relevant tax return was submitted on September 23, 2015.